EXHIBIT 99.7

GSAMP 05-HE2

Prepay speed as indicated
Libor forward curve as indicated
60% severity, 100% advance, 12 month recover lag
To Maturity, trigger fail from day 1
collateral losses calculated through life of applicable bond
Bond priced at par

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                                                         First Dollar Losses
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                                              Base Case                     Fast Prepay                    Slow Pepay
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         Prepayment (ARM / Fixed)           40CPR / 23HEP                  55CPR / 35HEP                  30CPR / 15HEP
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         CDR                                                16.82                            22.74                       13.73
         Yield                                             6.9397                           6.7738                      7.0737
         WAL                                                 5.67                             3.82                        7.77
   M1    Mod Durn                                             4.6                             3.31                        5.86
         Principal Window                           Apr09 - Jan35                    Dec07 - Jul34               Oct10 - Feb35
         Principal Writedown                     17,231.21 (0.03%)                 6,629.07 (0.01%)           38,555.96 (0.08%)
         Collateral Loss                   121,823,078.45 (17.15%)          113,629,221.11 (16.00%)     134,091,245.90 (18.88%)
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         CDR                                                10.45                            13.62                        8.98
         Yield                                             7.3025                           7.1380                      7.4349
         WAL                                                  6.9                              4.6                        9.45
   M2    Mod Durn                                            5.31                             3.85                        6.67
         Principal Window                           Mar10 - Jan35                    Jul08 - Nov34               Feb12 - Feb35
         Principal Writedown                     57,527.71 (0.14%)                12,714.75 (0.03%)           52,514.51 (0.13%)
         Collateral Loss                    82,923,821.50 (11.68%)           73,382,873.95 (10.33%)      96,914,877.04 (13.65%)
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         CDR                                                 8.80                            11.22                        7.75
         Yield                                             7.5448                           7.3847                      7.6809
         WAL                                                 9.72                             6.45                       13.21
   M3    Mod Durn                                            6.79                             5.05                        8.26
         Principal Window                           Oct12 - Jan35                    Apr10 - Dec34               Sep15 - Feb35
         Principal Writedown                     63,361.54 (0.54%)                18,057.80 (0.15%)           27,718.10 (0.24%)
         Collateral Loss                    71,625,324.51 (10.09%)            61,752,656.03 (8.70%)      85,994,603.62 (12.11%)
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         CDR                                                 7.37                             9.15                        6.68
         Yield                                             8.1459                           8.0107                      8.2541
         WAL                                                10.31                             6.85                       13.95
   B1    Mod Durn                                             6.9                             5.19                        8.29
         Principal Window                           Apr13 - Jan35                    Aug10 - Jan35               May16 - Feb35
         Principal Writedown                     36,671.59 (0.36%)                 3,806.14 (0.04%)            4,903.41 (0.05%)
         Collateral Loss                     61,359,400.92 (8.64%)            51,320,703.55 (7.23%)      75,987,000.91 (10.70%)
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         CDR                                                 6.23                             7.51                        5.83
         Yield                                             8.3071                           8.1450                      8.3852
         WAL                                                   11                             7.36                       14.93
   B2    Mod Durn                                            7.16                             5.44                        8.53
         Principal Window                           Dec13 - Jan35                    Jan11 - Jan35               Apr17 - Feb35
         Principal Writedown                      1,382.19 (0.02%)                29,520.88 (0.35%)           65,227.95 (0.77%)
         Collateral Loss                     52,836,382.08 (7.44%)            42,773,729.04 (6.02%)       67,673,578.25 (9.53%)
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         CDR                                                 5.15                             5.89                        5.06
         Yield                                             9.0033                           8.8487                      9.0446
         WAL                                                11.23                             7.52                       15.23
   B3    Mod Durn                                            7.02                             5.39                        8.27
         Principal Window                           Feb14 - Jan35                    Feb11 - Jan35               Jul17 - Feb35
         Principal Writedown                      6,735.37 (0.08%)                45,783.55 (0.52%)          126,517.73 (1.43%)
         Collateral Loss                     44,466,028.51 (6.26%)            34,070,932.86 (4.80%)       59,845,623.04 (8.43%)
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                                           Fast / Slow                       Libor Down Shock
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         Prepayment (ARM / Fixed)         55CPR / 15HEP                        55CPR / 35HEP
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         CDR                                                 19.41                             24.37
         Yield                                              7.8704                            3.7125
         WAL                                                  4.77                              3.75
   M1    Mod Durn                                             3.84                              3.49
         Principal Window                            May08 - Jan35                     Dec07 - Jun34
         Principal Writedown                       8,050.19 (0.02%)                 28,876.24 (0.06%)
         Collateral Loss                    111,487,553.27 (15.70%)           120,236,932.77 (16.93%)
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         CDR                                                 11.00                             15.16
         Yield                                              8.2024                            4.0786
         WAL                                                  6.48                              4.51
   M2    Mod Durn                                              4.8                              4.11
         Principal Window                            Mar09 - Jan35                     Jul08 - Nov34
         Principal Writedown                      46,522.86 (0.11%)                 19,751.95 (0.05%)
         Collateral Loss                      70,851,376.05 (9.98%)            80,588,477.44 (11.35%)
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         CDR                                                  8.86                             12.72
         Yield                                              8.3628                            4.3468
         WAL                                                 10.83                              6.33
   M3    Mod Durn                                             6.89                              5.53
         Principal Window                            Sep12 - Jan35                     Mar10 - Dec34
         Principal Writedown                         206.47 (0.00%)                  6,635.37 (0.06%)
         Collateral Loss                      59,036,475.74 (8.31%)             69,067,383.54 (9.72%)
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         CDR                                                  7.10                             10.63
         Yield                                              8.6213                            4.9459
         WAL                                                 12.12                              6.75
   B1    Mod Durn                                             7.23                              5.72
         Principal Window                            Oct13 - Jan35                     Jul10 - Jan35
         Principal Writedown                      27,959.45 (0.27%)                 38,306.27 (0.37%)
         Collateral Loss                      48,737,002.94 (6.86%)             58,808,660.79 (8.28%)
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         CDR                                                  5.73                              8.94
         Yield                                              8.6448                            5.1231
         WAL                                                 13.51                              7.23
   B2    Mod Durn                                             7.67                              6.02
         Principal Window                            Feb15 - Jan35                     Dec10 - Jan35
         Principal Writedown                      33,681.87 (0.40%)                 32,196.64 (0.38%)
         Collateral Loss                      40,305,553.37 (5.68%)             50,231,606.48 (7.07%)
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         CDR                                                  4.51                              7.21
         Yield                                              8.9098                            5.9754
         WAL                                                 14.06                              7.35
   B3    Mod Durn                                             7.65                              5.94
         Principal Window                            Aug15 - Jan35                     Jan11 - Jan35
         Principal Writedown                      36,442.95 (0.41%)                 12,872.44 (0.15%)
         Collateral Loss                      32,455,371.29 (4.57%)             41,174,125.38 (5.80%)

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